Sprouts Farmers Market Q2 2025 Earnings Deck July 30, 2025 Exhibit 99.2

Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Sprouts Farmers Market or its management "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward- looking statements, including, without limitation, statements regarding the company’s outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, the company’s ability to execute on its long-term strategy; the company’s ability to successfully compete in its competitive industry; the company’s ability to successfully open new stores; the company’s ability to manage its growth; the company’s ability to maintain or improve its operating margins; the company’s ability to identify and react to trends in consumer preferences; product supply disruptions; equipment supply disruptions; general economic conditions that impact consumer spending or result in competitive responses; accounting standard changes; potential inflationary and/or deflationary trends; tariffs; and other factors as set forth from time to time in the company’s Securities and Exchange Commission filings, including, without limitation, the company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The company intends these forward-looking statements to speak only as of the time of this release and does not undertake to update or revise them as more information becomes available, except as required by law. Non-GAAP Financial Measures We refer to adjusted gross profit, adjusted gross margin, EBIT, adjusted EBIT, adjusted EBIT Margin, and adjusted diluted earnings per share, each of which is a Non-GAAP Financial Measure. These measures are not prepared in accordance with, and are not intended as alternatives to, generally accepted accounting principles in the United States, or GAAP. The Company's management believes that such measures provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the Company’s financial results, and certain of these measures may be used as components of incentive compensation. The Company defines adjusted gross profit as gross profit, excluding the impact of special items. Adjusted gross margin reflects adjusted gross profit divided by net sales for the applicable period. EBIT is defined as net income before interest expense and provision for income tax, and adjusted EBIT as EBIT, excluding the impact of special items. Adjusted EBIT Margin reflects adjusted EBIT, divided by net sales for the applicable period. The Company defines adjusted diluted earnings per share as diluted earnings per share excluding the impact of special items. Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. To the extent forward looking non-GAAP financial measures are provided herein, they are not reconciled to comparable forward-looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. 2

Second Quarter 2025 Highlights Net Sales +17% Comps(1) +10.2% New Store Openings 12 Diluted EPS $1.35 EPS Growth(2) +44% Cash Generation $111M Share Repurchases(3) $73M 1. Comparable Store Sales 2. Reflects comparison of Q2 25 diluted EPS to Q2 24 diluted EPS 3. Excluding excise tax 3

YTD 2025 Highlights Net Sales +18% New Store Openings 15 Cash Generation YTD $410M Share Repurchases(1) $292M 1. Excluding excise tax 4

Second Quarter Sales Drivers • Balanced performance across categories, channels and geographies • Customers drawn to quality, fresh, innovative products rooted in healthy attributes • Compelling comparable sales in recent vintages • Traffic driving majority of comp • E-commerce growth across all partners • Tailwinds from healthy living & wellness trends 5

Structurally Improved Margin Profile (1) Q2 23 gross margin is on an adjusted basis. See the Appendix to this presentation for a reconciliation of gross margin to adjusted gross margin (2) Q2 23 EBIT and EBIT margin are presented on an adjusted basis. See the Appendix to this presentation for a reconciliation of EBIT and EBIT margin to adjusted EBIT and adjusted EBIT margin. EBIT & EBIT MARGIN % (2) ($ in mm) GROSS MARGIN % (1) 36.4% 37.1% 37.9% 38.8% Q2 22 Q2 23 Q2 24 Q2 25 $87 $100 $127 $179 5.4% 5.9% 6.7% 8.1% Q2 22 Q2 23 Q2 24 Q2 25 6

Strong Balance Sheet, Robust Cash Flows ($ in mm) 1. Capital expenditures are net of landlord reimbursement 2. Excluding excise tax Self Fund our Growth and Deliver Shareholder Value Through Ongoing Share Repurchase $46 $93 $89 $138 $111 $148 $104 $292 $209 $295 $311 $410 Cap Ex Share Repurchase Operating Cash Flow YTD Q2 22 YTD Q2 23 YTD Q2 24 YTD Q2 25 7 (1) (2)

Expect to open at least 35 new stores Capex (net of landlord reimbursement) $230 million to $250 million Third Quarter 2025: Comp sales growth of 6.0% to 8.0% and diluted EPS $1.12 to $1.16 Total sales growth of 14.5% to 16.0% Comp sales growth of 7.5% to 9.0% Earnings before interest & taxes (EBIT) $675 million to $690 million Diluted earnings per share (EPS) $5.20 to $5.32 8 Full-Year 2025 Outlook

Appendix

Appendix SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) (1) For the thirteen weeks ended July 2, 2023, special items included approximately $2 million in cost of sales related to store closures and our supply chain transition. (2) For the thirteen weeks ended July 2, 2023, special items included approximately $4 million in selling, general and administrative expenses related to store closures, our supply chain transition and acquisition related costs, $2 million in Depreciation and amortization (exclusive of depreciation in cost of sales) for accelerated depreciation in connection with store closures and $2 million in cost of sales related to store closures and our supply chain transition. After-tax impact includes the tax benefit on the pre-tax charge. The following table shows a reconciliation of adjusted gross margin to gross margin, EBIT and adjusted EBIT to net income, adjusted EBIT margin to EBIT margin, as well as a reconciliation of adjusted net income and adjusted diluted earnings per share to net income and diluted earnings per share for the fiscal quarters ended June 29, 2025, June 30, 2024, July 2, 2023 and July 3, 2022 10 Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended June 29, 2025 June 30, 2024 July 2, 2023 July 3, 2022 Net Sales $ 2,220,602 $ 1,893,519 $ 1,692,247 $ 1,595,482 Gross Profit $ 862,600 $ 718,365 $ 625,972 $ 580,357 Special Items — — 1,653 (1) — Adjusted gross profit 862,600 718,365 627,625 580,357 Gross margin 38.8% 37.9% 37.0% 36.4 % Adjusted gross margin 38.8% 37.9% 37.1% 36.4 % Net Income $ 133,703 $ 95,289 $ 67,334 $ 61,997 Income tax provision 46,084 32,167 22,142 21,855 Interest (income) expense, net (431) (139) 2,140 2,658 Earnings before interest and taxes (EBIT) 179,356 127,317 91,616 86,510 Special Items — — 8,115 (2) — Adjusted EBIT $ 179,356 $ 127,317 $ 99,731 $ 86,510 EBIT Margin 8.1% 6.7% 5.4% 5.4 % Adjusted EBIT Margin 8.1% 6.7% 5.9% 5.4 % Net Income $ 133,703 $ 95,289 $ 67,334 $ 61,997 Special Items, net of tax — — 5,971 (2) — Adjusted Net income $ 133,703 $ 95,289 $ 73,305 $ 61,997 Diluted EPS $ 1.35 $ 0.94 $ 0.65 $ 0.57 Adjusted Diluted EPS $ 1.35 $ 0.94 $ 0.71 $ 0.57 Diluted Weighted Average Shares Outstanding 98,774 101,196 103,514 109,619